TRADE RX

Digitalizing the Retail Pharmacy Experience

Investor Presentation

February 2021

NASDAQ: MEDS

Safe Harbor Statement

The information set forth herein contains forward-looking statements. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. These risk factors and others are included from time to time in documents TRxADE Group, Inc. files with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE Group, Inc.'s future results.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, TRxADE Group, Inc.'s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, TRxADE Group, Inc. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of TRxADE Group, Inc., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (earnings before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (EBITDA plus share in equity loss on investment and stock-based compensation). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than TRxADE Group, Inc. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

TRADE X

About TRxADE Group, Inc.

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

- **Market Leader:** Operates the largest technology platform serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well developed, synergistic divisions ready for growth
- **Growing Rapidly:** Grew revenues 94% in 2019 and added 3,200+ pharmacies to a total of 11,800+ registered independent pharmacies[1]
- **Profitable:** Positive net operating profits in 9 of the last 12 quarters with strong margins
- **Robust Balance Sheet:** $6.6 million in cash with limited debt[2]
- **Experienced Management:** Management & Directors own ~54% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

TRxADE Group, Inc. (NASDAQ: MEDS)	
Share Price[1]	$6.86
Market Cap[1]	$55.5M
Revenues (TTM)[3]	$16.8M
Gross Margin (TTM)[3]	40.6%
Net Income (TTM)[3]	$(0.7)M
Q3 Adj. EBITDA [4]	$671K
Cash[2]	$6.6M
Debt[2]	$0.2M
Shares O/S[2]	8.1M
Float [2]	3.7M
Mgmt. Ownership	54%

1) As of February 23, 2021
2) As of the quarter ended September 30, 2020.
3) TTM = Trailing Twelve Months ended September 30, 2020.
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as share in equity loss on investment and stock-based compensation. See appendix for reconciliation to GAAP.

Divisions of TRxADE Group

Platform Company with Various B2B + B2C Subsidiaries[1]



B2B
B2C

TRADE X — Marketplace Platform

MEDCHEKS (Health Passport)

BONUM HEALTH (TeleHealth)

INTEGRA PHARMA SOLUTIONS (Rx Distributor)

COMMUNITY SPECIALTY PHARMACY (Pharmacy)

"Innovation Lab"
(Technology Bridge)

B2B — Business to Business

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists compared to industry norms.

Optimization of physician orders to pharmacies via the use of enhanced technology bridges.

B2C — Business to Consumer

Provide patients access to digital health services and virtual engagements with physicians and pharmacists.

Provide turnkey logistical and digital services to network pharmacies to engage and offer last mile delivery of dispensed medications to patients.

1) Pie slices not representative of revenue mix between subsidiaries

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

U.S. Pharmaceutical Industry[1]

- Projected $685B per year industry size by 2023 and growing; Over 65,000 pharmacy facilities
- Approximately 9 out of 10 Americans live within 5 miles of a community pharmacy
- Excluding several large national chains, there are ~21,000 independent pharmacies in the U.S. that represent ~$73.7 Billion in drug purchases annually
- Owners of pharmacies are looking for more revenue channels; as average prescription margins are declining and some filled at a LOSS

The Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient and lacking transparent pricing or significant innovation
- Large pharmacy benefit managers (PBM), wholesalers & large retail chains dominate the retail pharmacy space and have significant leverage when negotiating drug purchasing and larger insurance contracts that smaller retail pharmacies often cannot compete with
- Suppliers, particularly the big 3 wholesalers (AmerisourceBergen Corporation, Cardinal Health & McKesson Corporation), often reprice inventory daily

Independent Pharmacy Nationwide Footprint



Growth Opportunity
9,200
11,800+
TRxADE Registered Users

Projected North America ePharmacy Market[3]

(USD Billion)

2014 – 2025 CAGR of 14.8%



11.63
12.42
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
U.S.
Canada

1) U.S. Pharmaceuticals Industry Analysis and Trends 2023 2) NCPA 2020 Digest Report 3) Drugchannels.net 2019

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

Our Marketplace Solution

- TRxADE's exchange platform offers a clear and concise interface that allows registered independent pharmacies to analyze "up-to-the-minute" supply & pricing from multiple pharma suppliers
- Economies of scale and TRxADE's proprietary algorithms deliver cost reduction, transparency and operational benefits for independent pharmacies
- Platform benefits to date: Reduction of pharmacy's procurement costs by up to 7-10%
- 11,800+ independent pharmacies & medical centers in 50 states registered on the TRxADE Platform
- Expansion of primary wholesaler Group Purchasing (GPO) contracts and data analytics (planned)



Bonum Health

Patient Centric Telehealth Services

Access to Board-Certified Providers & Health Assessment Tools from Anywhere

Individually or through an employer sponsored program, patients can access board-certified medical providers nationwide using the Bonum Health mobile app, website or in the future, pending the outcome of pilot programs and further roll-out, by visiting a Bonum Health Hub.

- Provides patients Cost Effective virtual healthcare access 24/7/365 with no insurance and long-term contracts necessary[1]
- Consumer and Employer offered Telehealth services: Telemedicine (Future: Hearing, Dental and Vision)
- Smart Technology and Bluetooth give Doctors and Specialty Providers the capability to view vitals via integrations (FitBit, iHealth, Etc.)
- Dashboard to view past Doctor and Specialty Providers visits, keep track of appointments, track vitals and more
- Ability to access pharmacy locations to receive vaccinations, health tests followed by pharmacist led counseling and support services

NEW - Health technology bundle, Bonum Health+


A La Carte Products

Strategic Partnerships

- Strategic revenue share partnership with SingleCare, a prescription savings service, to further lower costs to consumers
- Distribution partnership with national grocery chains: Recent Partnership with KPH Healthcare Services spans servicing the patients of two of its divisions:
  - Patients of ~100 Kinney Drug retail pharmacies
  - 2,000,000+ Rx discount card members of Kinney's sister company, ProAct, a fully integrated pharmacy benefits manager

1) cdc.gov 32.8M uninsured patients in 2019

Healthcare Infrastructure

Pharmacy & Wholesale Divisions Broaden Capabilities

Integra Pharma Solutions

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes. The Company's expertise in the distribution of products extends to all healthcare markets including Government Organizations, Hospitals, Clinics, and Independent Pharmacies nationwide via its TRxADE Prime model.

- Sale of personal protective equipment (PPE) and COVID-19 tests to hospitals, governments, corporations and independent pharmacies operating on the TRxADE network
- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Core Competencies in pharmaceuticals, diabetic supplies, veterinary, PPE products and more
- $800K+ in Awards from the US Department of Veterans Affairs
- Access to 23K+ SKUs, 500+ MFRs & 60+ supply partners
- Holds pharmaceuticals distributor licenses in 36 states

Community Specialty Pharmacy

- Tele-pharmacy enabling various other TRxADE solutions
- Streamlines fulfillment for telemedicine companies nationwide
- Integrated with TRxADE subsidiary Bonum Health for turnkey telehealth solutions for individuals and businesses
- Procurement of personal protective equipment (PPE)
- Specialized care for patients suffering from chronic conditions
- Medication therapy management (MTM) services
- Coordination of prior authorization (PA) with insurance companies
- Consult providers with recommendations on drug therapy and improving outcomes

MedCheks Digital Health Passport

Secure Display of Vaccination & COVID-19 Test Result Status

The **MedCheks Health Passport,** currently in development, will store an individual's health records safely in one place leveraging state-of-the-art encryption & blockchain technology, allowing the holder to securely display:

- Their vaccination status
- Results from recent COVID-19 test results

MedCheks is led by James Ram, industry thought leader instrumental in the implementation of the first fully biometric ePassport in the Americas. Revenue model expected to be fee per use.



Tomorrow's Digital Health Services Opportunity

Current Pharmacy Services Landscape

Non-Insurance based technology providers

- GoodRx
- RO
- Hims
- Phil

New Age Digital Pharmacies

- Amazon-PillPak
- Capsule
- HealthWarehouse
- Alto Pharmacy
- Nimble
- True Pill

Logistic Providers

- ScriptDrop
- Uber Health

Retail Pharmacy Shortcomings

- Lack of a comprehensive model to optimize Prime Vendor contracts and alternate source vendors to lower drug cost effectively
- Often lack technology, marketing and financial capabilities to optimize patient care
- Unable to compete against large vertical channel partnerships (e.g. Aetna-Caremark-CVS, McKesson-Walmart) without support from a partner like TRxADE
- Often restricted by insurance contracts to offer below Usual and Customary (U&C) prices to patients

TRxADE's Opportunity

The Opportunity

Digitally unify brick and mortar retail pharmacies to deliver exceptional patient-centric health services

We believe the industry needs:

A third-party technology solution able to address the shortcomings & digitalize the retail pharmacy experience cost effectively

A trusted provider able to unify pharmacy networks and bring standardization to pharmacy services



A true partner with experience and resources to create complex bridges between fragmented healthcare services to drive coordination of patient care

A national distribution partner network able to service uninsured and under insured patients

TRADE X

TRxADE's Future Vision: A Digital Health Services Ecosystem*

Goal to Create a Trusted Technology Platform Delivering Exceptional Patient Health Outcomes

Telemedicine

Access to a licensed physician 24/7/365 from the comfort of patient's home for non-insured or underinsured patients.

Telepharmacy

Access to a licensed network pharmacist of their choice from within their community for medication counseling and related health concerns.

Digital Health Passport

Comprehensive digital vaccination certification and related health services app to the travel, entertainment and retail industries.

Prescription Delivery

Patient can opt to pick up their medication or have it delivered by a HIPAA certified courier on the same day.

Health Hubs

Ability to access network pharmacy locations to receive vaccinations and have other health tests followed by pharmacist led counseling and access to other support services.

Prescription Automation

Patient able to research a medication, its cost and side effects before deciding to fill it. Have ability to talk to their trusted pharmacist; learn about their insurance coverage and other patient assistance programs; and have access to pharmacy-assisted replenishment programs, medication synchronization programs, insurance and physician interaction at no additional cost.

* Capabilities under development

TRxADE

TRxADE Industry Comparable Companies[1]

		Valuation[2]	Category: Prescription
Pharmacy Comps - Retail Distribution	**TRxADE**	**$60M**	**Secondary Marketplace Distribution (B2B)**
	Amerisource (Good Neighbor Pharmacy)	$21B	Primary Supplier
	McKesson (Healthmart)	$28B	Primary Supplier
	Cardinal (Leader)	$15B	Primary Supplier

			Category: Value-Based Care
Specialty Health Comps – Specialty Retail	**TRxADE**	**$60M**	**Digital Health & Health Hub**
	Hims/Hers	$1.68B	Lifestyle Conditions
	Good Rx	$18B	Discount Care Card
	Amazon Pharmacy	$700M	Mail-Order Pharmacy
	Capsule Rx	$270M	Last mile pharmacy

			Category: Employer B2B
Health Services Comps	**TRxADE**	**$60M**	**New**
	OptimizeRx	$1B	Health Services

1) Sources: Pitchbook, Crunchbase, SEC 2) Valuations are approximate and may differ from Actuals, Source: www.finance.yahoo.com.

TRADE Rx

Selected Financials

- **Rapid Growth:** 94% YoY growth in FY2019 with strong sequential growth, recent revenue growth bolstered by wholesale transactions
- **High Margin:** Revenue from transaction fees on marketplace platform (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"
- **Built-Out Platform:** Continued platform development requires minimal CapEx
- **Positive Adj. EBITDA:** $671K in adjusted EBITDA in Q3 2020[1]
- **Strong Balance Sheet**: $6.6 million in cash with limited debt provides strong foundation for growth

(USD $ in Millions)	TTM September 30, 2020	TTM September 30, 2019
Revenue	$16.8	$7.0
Gross Profit	$6.8	$4.5
Operating Income	$(0.6)	$0.2
Net Income (Loss)	$(0.7)	$0.0
	September 30, 2020	September 30, 2019
Cash & Cash Equivalents	$6.6	$3.4
Debt	$0.2	$0.3

1) Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as share in equity loss on investment and stock-based compensation. See appendix for a reconciliation of these amounts to GAAP.



Annual Revenue Growth
(USD $ in Thousands)
$956
$1,496
$4,992
$2,482
$2,931
$3,832
$7,436
$16,800
2013
2014
2015
2016
2017
2018
2019
TTM Q3 2020

TRADE RX

Management



Suren Ajjarapu, Chairman of the Board and Chief Executive Officer

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of TRxADE Group, Inc., a Nevada corporation ("TRxADE Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu has also served as Chairman of the Board for Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the UK before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.



Howard A. Doss, Chief Financial Officer

Mr. Doss has served as the CFO of TRxADE Group, Inc. since January 2014. Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and, in 1980, he joined the investment firm Van Kampen Investments, opening the firm's southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton to develop corporate retirement plan distribution. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA's. He is a graduate of Illinois Wesleyan University.

TRADE X

Key Takeaways

NASDAQ:MEDS

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

A Tech Focused Healthcare Services Company

- **Market Leader:** Operates the largest technology marketplace serving the secondary pharmaceutical supply chain industry
- **Disruptive Innovator**: Significantly lowering cost of prescription and health services
- **Strategic Infrastructure:** Well developed and synergistic divisions **ready for growth**
- **Expansion:** Well positioned to address new market opportunities and leverage TRxADE's industry expertise & network of 11,800+ registered independent pharmacies
- **Profitable:** Positive operating profits in 9 of the last 12 quarters with tech-like margins
- **Rapidly Growing:** Grew revenues 94% in 2019 with over 3,200 new pharmacy users
- **Robust Balance Sheet:** $6.6 million in cash with limited debt
- **Experienced Management:** Management and Directors own ~54% of shares outstanding
- **Our Vision**: **Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chains and health services verticals.**



Annual Revenue Growth
(USD $ in Thousands)
$806
$956
$1,496
$4,992
$2,482
$2,931
$3,832
$7,436
2012
2013
2014
2015
2016
2017
2018
2019

TRADE X

Contact Us

Investor Relations Contact
Lucas A. Zimmerman
Senior Vice President
MZ North America
Main: 949-259-4987
MEDS@mzgroup.us
www.mzgroup.us

TRxADE Group, Inc.
3840 Land O' Lakes Boulevard
Land O'Lakes, FL 34639
(800) 261-0281

www.trxadegroup.com

www.trxade.com
www.rxintegra.com
www.bonumhealth.com
www.comsprx.com
www.medcheks.com

Appendix:

Consolidated Balance Sheet

		September 30, 2020		December 31, 2019
Assets				
Current Assets				
Cash	$	6,647,763	$	2,871,694
Accounts Receivable, net		1,034,482		792,050
Inventory		1,647,088		56,761
Prepaid Assets		232,671		82,452
Deposits for Inventory purchases		1,081,250		-
Total Current Assets		10,643,254		3,802,957
Property Plant and Equipment, Net		150,147		174,987
Other Assets				
Deposits		21,636		21,636
Deferred Offering Costs		-		88,231
Right-of-use leased assets		313,000		757,710
Goodwill		725,973		725,973
Total Assets	$	11,854,010	$	5,571,494
Liabilities and Shareholders' Equity				
Current Liabilities				
Accounts Payable	$	191,597	$	334,614
Accrued Liabilities		286,145		98,852
Current Portion Lease Liabilities		57,155		87,350
Total Current Liabilities		534,897		520,816
Long Term Liabilities				
Notes Payable – Related Parties		225,000		225,000
Other Long-term Liabilities – Leases		267,024		685,461
Total Liabilities		1,026,921		1,431,277
Shareholders' Equity				
Series A Preferred Stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding as of September 30, 2020 and December 31, 2019, respectfully		-		-
Common Stock, $0.00001 par value; 100,000,000 shares authorized; 8,070,671 and 6,539,415 shares issued and outstanding, as of September 30, 2020 and December 31, 2019, respectively		81		65
Additional Paid-in Capital		19,446,404		12,535,655
Retained Deficit		(8,619,396)		(8,395,503)
Total Shareholders' Equity		10,827,089		4,140,217
Total Liabilities and Shareholders' Equity	$	11,854,010	$	5,571,494

TRADE X

Appendix:

Consolidated Statements of Operations

Trxade Group, Inc.
Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2020 and 2019
(unaudited)

	Three months ended		Nine months ended	
	2020	**2019**	**2020**	**2019**
Revenues	$ 6,332,269	$ 2,311,426	$ 15,128,226	$ 5,740,361
Cost of Sales	4,402,967	1,000,917	9,554,016	2,119,894
Gross Profit	1,929,302	1,310,509	5,574,210	3,620,467
Operating Expenses				
General and Administrative	1,783,481	1,132,656	5,775,439	3,138,150
Operating Income (Loss)	145,821	177,853	(201,229)	482,317
Other Income	-	25,275	-	25,275
Investment Loss	-	(162,178)	-	(250,000)
Interest Expense	(7,430)	(13,385)	(22,664)	(46,817)
Net Income (Loss)	$ 138,391	$ 27,565	$ (223,893)	$ 210,775
Net Income (Loss) per Common Share – Basic:	$ 0.02	$ 0.00	$ (0.03)	$ 0.04
Net Income (Loss) per Common Share – Diluted:	$ 0.02	$ 0.00	$ (0.03)	$ 0.03
Weighted average Common Shares Outstanding – Basic	8,063,043	5,748,329	7,572,954	5,728,421
Weighted average Common Shares Outstanding - Diluted	8,215,418	6,047,748	7,725,329	6,027,840

Appendix:

Reconciliation of Net Income to Adj. EBITDA[1]

	For the three months ended September 30,		For the nine months ended September 30,	
	2020	2019	2020	2019
Net Income (loss) attributable to Trxade Group, Inc.	$ 138,391	$ 27,565	$ (223,893)	$ 210,775
Add (deduct):				
Interest, net	7,430	13,385	22,664	46,817
Depreciation and amortization	1,250	1,250	3,750	3,750
EBITDA	**147,071**	**42,200**	**(197,479)**	**261,342**
Add (deduct):				
Share in Equity losses on Investment	-	162,178	-	250,000
Stock-based compensation	524,018	64,011	1,700,170	167,957
Adjusted EBITDA *	**$ 671,089**	**$ 268,389**	**$ 1,502,691**	**$ 679,299**

1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.